SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549
		FORM 8-K
	   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) May 20, 2003
BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

       United States     333-03911-10 		36-1248602
     (State or Other	(Commission File  	(I.R.S. Employer
      Jurisdiction	Number)     		Identification No.)
      of Incorporation)

c/o Bank One, NA Global Corporate Trust Services
55 West Monroe St.
IL1-0481
Chicago, IL
(Address of Principal Executive Offices)
60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated May 20, 2003.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date May 20, 2003.
		   Principal	 Interest		Ending Balance
Cede & Co.	$5,838,946.45	$265,011.69		$223,975,573.09




B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated

May 20, 2003


Statement to Certificateholders (Page 1 of 2)
Distribution Date: 5/20/03
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed 0.311778
Investor Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Investor Certificate Interest Shortfall 0.000000 Managed Amortization Period ? (Yes=1; No=0) 1
Investors Certificate Principal Distributed 6.869349
Principal Distribution Amount 6.847594
Maximum Principal Payment 12.151310
Alternative Principal Payment 6.847594
Principal Collections less Additional Balances 6.847594
Investor Loss Amount Distributed to Investors 0.179873
Accelerated Principal Distribution Amount -0.158118
Credit Enhancement Draw Amount 0.00
Total Amount Distributed to Certificateholders (P & I) 7.181127
B. INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance 208,296,942.59
Ending Investor Certificate Balance 202,457,996.14
Beginning Invested Amount 213,091,501.37
Ending Invested Amount 207,118,154.62
Investor Certificateholder Floating Allocation Percentage 92.6642% Pool Factor 0.2381859
Liquidation Loss Amount for Liquidated Loans 164,996.02 Unreimbursed Liquidation Loss Amount 0.00
C. POOL INFORMATION
Beginning Pool Balance 229,961,023.65
Ending Pool Balance 223,975,573.09
Servicing Fee 95,817.09
D. INVESTOR CERTIFICATE RATE
Investor Certificate Rate 1.579380%
LIBOR Rate 1.329380%
Maximum Rate 4.457361%
E. DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts 115
Trust Balances 3,476,683.21
Delinquent 60-89 days
No. of Accounts 36
Trust Balances 1,080,548.54
Delinquent 90+ days
No. of Accounts 136
Trust Balances 4,783,480.72
Delinquent 9+ Months
No. of Accounts 0
Trust Balances 0
REO
No. of Accounts 0
Trust Balances 0.00

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of May 2003

		       Bank One, N.A.
		       as Servicer

			/s/ Michael J. Grubb
		       _______________________________________

		 	 Michael J. Grubb
		       First Vice President
	Distribution List:
	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  /s/ Michael J. Grubb
Name:	Michael J. Grubb

Dated May 20, 2003